AMENDMENT NO. 7

TO THE

THIRD AMENDED AND RESTATED DISTRIBUTION PLAN

CLASS A, A2, C, INVESTOR CLASS, P, R, S, T, SERIES II SHARES, CASH RESERVE SHARES

and CLASSES OF SHARES OF SHORT-TERM INVESTMENTS TRUST

(COMPENSATION)

The 3rd Amended and Restated Master Distribution Plan (the “Plan”), dated as of July 1, 2016, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, effective June 9, 2017, as follows:

WHEREAS, the parties desire to amend the Plan to add Class T Shares;

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

Compensation Plan

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Core Plus Bond Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Floating Rate Fund	Class A Class C Class R Class T	0.25 0.50 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 0.75 0.50 0.25	% % % %

Invesco Global Real Estate Income Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Low Volatility Equity Yield Fund	Class A Class C Class R Investor Class T	0.25 0.75 0.50 0.25 0.25	% % % % %	0.25 0.25 0.25 0.25 0.25	% % % % %	0.25 1.00 0.50 0.25 0.25	% % % % %

Invesco Short Duration High Yield Municipal Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Strategic Real Return Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Portfolio	Share Class	Maximum Distribution Amount*	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount

Invesco American Franchise Fund	Class T	0.25%	0.25%	0.25%

Invesco California Tax-Free Income Fund	Class T	0.25%	0.25%	0.25%

Invesco Equally-Weighted S & P 500 Fund	Class T	0.25%	0.25%	0.25%

Invesco Equity and Income Fund	Class T	0.25%	0.25%	0.25%

Invesco Growth and Income Fund	Class T	0.25%	0.25%	0.25%

Invesco Pennsylvania Tax Free Income Fund	Class T	0.25%	0.25%	0.25%

Invesco S & P 500 Index Fund	Class T	0.25%	0.25%	0.25%

Invesco Small Cap Discovery Fund	Class T	0.25%	0.25%	0.25%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Charter Fund	Class A Class C Class R Class S Class T	0.25 0.75 0.50 0.00 0.25	% % % % %	0.25 0.25 0.25 0.15 0.25	% % % % %	0.25 1.00 0.50 0.15 0.25	% % % % %

Invesco Diversified Dividend Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Summit Fund	Class A Class C Class P Class S Class T	0.25 0.75 0.00 0.00 0.25	% % % % %	0.25 0.25 0.10 0.15 0.25	% % % % %	0.25 1.00 0.10 0.15 0.25	% % % % %

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco European Small Company Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Global Core Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco International Small Company Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Small Cap Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Alternative Strategies Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Retirement Now Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Retirement 2020 Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Retirement 2030 Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Retirement 2040 Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Retirement 2050 Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Conservative Allocation Fund	Class A Class C Class R Class S Class T	0.25 0.75 0.50 0.00 0.25	% % % % %	0.25 0.25 0.25 0.15 0.25	% % % % %	0.25 1.00 0.50 0.15 0.25	% % % % %

Invesco Global Low Volatility Equity Yield Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Growth Allocation Fund	Class A Class C Class R Class S Class T	0.25 0.75 0.50 0.00 0.25	% % % % %	0.25 0.25 0.25 0.15 0.25	% % % % %	0.25 1.00 0.50 0.15 0.25	% % % % %

AIM Growth Series (Invesco Growth Series) continued

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Income Allocation Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco International Allocation Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Mid Cap Core Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Moderate Allocation Fund	Class A Class C Class R Class S Class T	0.25 0.75 0.50 0.00 0.25	% % % % %	0.25 0.25 0.25 0.15 0.25	% % % % %	0.25 1.00 0.50 0.15 0.25	% % % % %

Invesco Multi-Asset Inflation Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Small Cap Growth Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Convertible Securities Fund	Class T	0.25%		0.25%		0.25%

Invesco Quality Income Fund	Class T	0.25%		0.25%		0.25%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Asia Pacific Growth Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco European Growth Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Global Growth Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Global Opportunities Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Global Small & Mid Cap Growth Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Global Responsibility Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco International Companies Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco International Core Equity Fund	Class A Class C Class R Investor Class T	0.25 0.75 0.50 0.25 0.25	% % % % %	0.25 0.25 0.25 0.25 0.25	% % % % %	0.25 1.00 0.50 0.25 0.25	% % % % %

Invesco International Growth Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Select Opportunities Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco All Cap Market Neutral Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Allocation Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Balanced-Risk Commodity Strategy Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Greater China Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Developing Markets Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Emerging Markets Flexible Bond Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Emerging Markets Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Endeavor Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Global Health Care Fund	Class A Class C Investor Class T	0.25 0.75 0.25 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.25 0.25	% % % %

Invesco Global Infrastructure Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Global Market Neutral Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Macro Allocation Strategy Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Global Targeted Returns Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

AIM Investment Funds (Invesco Investment Funds) continued

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Long/Short Equity Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Low Volatility Emerging Markets Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco MLP Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Multi-Asset Income Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Select Companies Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco World Bond Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Pacific Growth Fund	Class T	0.25%		0.25%		0.25%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Corporate Bond Fund	Class R Class T	0.50 0.25	% %	0.25 0.25	% %	0.50 0.25	% %

Invesco Global Real Estate Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Government Money Market Fund	Class C Cash Reserve Shares Class R Class T	0.65 0.15 0.40 0.25	% % % %	0.25 0.15 0.25 0.25	% % % %	0.90 0.15 0.40 0.25	% % % %

Invesco High Yield Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Real Estate Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

Invesco Short Duration Inflation Protected Fund	Class A Class A2 Class T	0.25 0.15 0.25	% % %	0.25 0.15 0.25	% % %	0.25 0.15 0.25	% % %

Invesco Short Term Bond Fund	Class A Class C Class R Class T	0.25 0.40 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.15 0.65 0.50 0.25	% % % %

Invesco U.S. Government Fund	Class A Class C Class R Class T	0.25 0.75 0.50 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.50 0.25	% % % %

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Dividend Income Fund	Class A Class C Investor Class T	0.25 0.75 0.25 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.25 0.25	% % % %

Invesco Energy Fund	Class A Class C Investor Class T	0.25 0.75 0.25 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.25 0.25	% % % %

Invesco Gold & Precious Metals Fund	Class A Class C Investor Class T	0.25 0.75 0.25 0.25	% % % %	0.25 0.25 0.25 0.25	% % % %	0.25 1.00 0.25 0.25	% % % %

Invesco Technology Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Value Opportunities Fund	Class R Class T	0.50 0.25	% %	0.25 0.25	% %	0.50 0.25	% %

Invesco American Value Fund	Class T	0.25%		0.25%		0.25%

Invesco Comstock Fund	Class T	0.25%		0.25%		0.25%

Invesco Mid Cap Growth Fund	Class T	0.25%		0.25%		0.25%

Invesco Small Cap Value Fund	Class T	0.25%		0.25%		0.25%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Invesco Limited Term Municipal Income Fund	Class A Class C Class T	0.25 0.75 0.25	% % %	0.25 0.25 0.25	% % %	0.25 1.00 0.25	% % %

Invesco Tax-Exempt Cash Fund	Class A Class T	0.10 0.25	% %	0.10 0.25	% %	0.10 0.25	% %

Invesco High Yield Municipal Fund	Class T	0.25%	0.25%	0.25%

Invesco Intermediate Term Municipal Income Fund	Class T	0.25%	0.25%	0.25%

Invesco Municipal Income Fund	Class T	0.25%	0.25%	0.25%

Invesco New York Tax Free Income Fund	Class T	0.25%	0.25%	0.25%

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee

Premier Portfolio	Personal Investment Class	0.55%	0.25%	0.55%
	Private Investment Class	0.30%	0.25%	0.30%
	Reserve Class	0.87%	0.25%	0.87%
	Resource Class	0.16%	0.16%	0.16%

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Portfolio	Share Class	Maximum Distribution Fee*	Maximum Shareholder Services Fee	Maximum Aggregate Fee

Invesco V.I. American Franchise Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. American Value Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Balanced-Risk Allocation Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Comstock Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Core Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Diversified Dividend Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Core Plus Bond Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Equally-Weighted S & P 500 Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Equity and Income Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Global Core Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Global Health Care Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Global Real Estate Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Government Money Market Fund	Series II	0.25%	0.25%	0.25%

Invesco V. I. Government Securities Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Growth and Income Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. High Yield Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. International Growth Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Managed Volatility Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Mid Cap Core Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Mid Cap Growth Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. S&P 500 Index Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Small Cap Equity Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Technology Fund	Series II	0.25%	0.25%	0.25%

Invesco V.I. Value Opportunities Fund	Series II	0.25%	0.25%	0.25%

Short-Term Investments Trust

Portfolio	Share Class	Maximum Distribution Fee*		Maximum Shareholder Services Fee		Maximum Aggregate Fee

Government & Agency Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %

Liquid Assets Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.20	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.20	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.20	% % % % % %

STIC Prime Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %

Tax-Free Cash Reserve Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %

Treasury Obligations Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.25 0.87 0.16	% % % % % %

Treasury Portfolio	Cash Management Class Corporate Class Personal Investment Class Private Investment Class Reserve Class Resource Class	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %	0.08 0.03 0.25 0.25 0.25 0.16	% % % % % %	0.08 0.03 0.55 0.30 0.87 0.16	% % % % % %”

Notes

*	Distribution Fees may also include Asset Based Sales Charges